Basis of Presentation (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of reclassifications or changes in presentation [abstract]
Schedule of Subsidiaries are Included in Consolidated Financial Results

Subsidiaries are included in the consolidated financial results from the effective date of acquisition of control through to the effective date of disposition of loss of control. Control is achieved when the Company has power over the investee, is exposed to or has rights to variable returns from its involvement with an investee and has the ability to affect those returns through its power over the investee.

	Incorporation	Ownership %
Subsidiary	jurisdiction	2025	2024
1100951 BC Ltd.	British Columbia	100%	100%
Titan Mining (US) Corporation	Delaware	100%	100%
Balmat Holdings Corp.	Delaware	100%	100%
Empire State Mines, LLC	Delaware	100%	100%
1077615 US LLC	Nevada	100%	100%